SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 26, 2003


                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                       000-22817                65-0813766
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)         Identification No.)


                   100 S. Second Street, Fort Pierce, FL 34950
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               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code (772) 461-2414




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          (Former name or former address, if changed since last report)

Item 9. Regulation FD

     On November 26, 2003, Harbor Florida Bancshares, Inc. announced it would be participating in the Friedman, Billings, Ramsey 10th Annual Investor Conference in New York City on December 2-3, 2003. The Conference will be webcast on the FBR website, www.fbr.com. A copy of the press release dated November 26, 2003 is attached as Exhibit 99.



                                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        December 1, 2003                      HARBOR FLORIDA BANCSHARES,
                                                    INC., Registrant


                                                    By:________________________
                                                    Name:  H. Michael Callahan
                                                    Title: Senior Vice President
                                                    and Chief Financial Officer


Exhibit No.                Description

99                         Press release dated November 26, 2003